UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 8, 2006

CASTELLE

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-22020 (Commission File Number)	77-0164056 (IRS Employer Identification No.)

855 Jarvis Drive, Suite 100, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

(408) 852-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 4, 2006, the Board of Directors of Castelle (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”) in order to require that advance written notice be received by the Company not less than one hundred twenty (120) days prior to an annual meeting of shareholders of any shareholder proposal to be brought before such annual meeting of shareholders or any nomination by a shareholder of a person for election as a director of the Company at such annual meeting of shareholders.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Exhibit Description
3.01	Registrant’s Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006	CASTELLE By: /s/ Paul Cheng —————————————— Name: Paul Cheng Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.01	Registrant’s Amended and Restated Bylaws